Exhibit 10.2.1

Execution Version

AMENDMENT NO. 2 TO THE

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

OF

PVF HOLDINGS LLC

This Amendment No. 2 (this “Amendment”) to the Amended and Restated Registration Rights Agreement of PVF Holdings LLC, a Delaware limited liability company (“PVF”) dated October 31, 2007 (the “Agreement”) is entered into as of April 11, 2012, by and among the GSCP Members, PVF and MRC Global Inc. (“MRC”).

WITNESSETH

WHEREAS, PVF is a party to a limited liability company agreement, dated as of October 31, 2007, as amended from time to time (the “LLC Agreement”);

WHEREAS, MRC, a subsidiary of PVF, is proposing to effect the initial public offering of its common stock (the “MRC IPO”) and the MRC IPO will qualify as a Subsidiary IPO (as defined in the LLC Agreement);

WHEREAS, in connection with the MRC IPO, PVF and MRC will enter into a new registration rights agreement (the “PVF Registration Rights Agreement”), which, in accordance with Section 12.9(c) of the LLC Agreement, will be substantially in the form of the Agreement, except that the PVF Registration Rights Agreement will provide for registration rights for PVF in respect of its equity interests in MRC (the “MRC Shares”);

WHEREAS, PVF may, at a future date, distribute some or all of the MRC Shares to its equity holders and, at such date, the Holders will be granted registration rights in respect of their MRC Shares, pursuant to the Agreement as amended by this Amendment;

WHEREAS, pursuant to Section 4.5 of the Agreement, the amendments set forth herein may be made with the written approval of Holders holding a majority of the Registrable Securities then held by all Holders (which majority must include the GSCP Members, so long as any GSCP Member holds any Registrable Securities);

WHEREAS, pursuant to Section 4.7 of the Agreement, PVF may assign the Agreement with the prior written consent of the GSCP members; and

WHEREAS, the GSCP Members, who, as of the date hereof hold in the aggregate a majority of the Registrable Securities held by all Holders, wish to amend the Agreement as set forth herein and consent to the assignment by PVF of all its rights and obligations under the Agreement to MRC.

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

1. Amendments. Effective as of the closing date of the MRC IPO, the Agreement shall, without any further action by the parties hereto or any other Person, be amended and restated in its entirety in the form attached as Annex A hereto.

2. Assignment. Effective as of the closing date of the MRC IPO, all rights and obligations of PVF under the Agreement shall, without any further action by the parties hereto or any other Person, be assigned to MRC.

3. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement (as in effect immediately prior to the effectiveness of this Amendment).

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, PVF, MRC and the GSCP Members have caused this Amendment to be executed and delivered as of the date first written above.

PVF:
PVF HOLDINGS LLC

By:	/s/ James E. Braun
Name:	James E. Braun
Title:	Executive Vice President and Chief Financial Officer

MRC:
MRC GLOBAL INC.

By:	/s/ Andrew R. Lane
Name:	Andrew R. Lane
Title:	Chairman, President and Chief Executive Officer

[Signature Page to Amend. 2 to Reg Rights Agreement]

GSCP MEMBERS:
GS Capital Partners V Fund, L.P.
By:	GSCP V Advisors, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners V Offshore Fund, L.P.
By:	GSCP V Offshore Advisors, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners V Institutional, L.P.
By:	GS Advisors V, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners V GmbH & Co. KG
By:	GS Advisors V, L.L.C.,
its managing limited partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

[Signature Page to Amend. 2 to Reg Rights Agreement]

GS Capital Partners VI Fund, L.P.
By:	GSCP VI Advisors, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners VI Offshore Fund, L.P.
By:	GSCP VI Offshore Advisors, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners VI Parallel, L.P.
By:	GS Advisors VI, L.L.C.,
its general partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

GS Capital Partners VI GmbH & Co. KG
By:	GS Advisors VI, L.L.C.,
its managing limited partner

By:	/s/ Henry Cornell
Name:	Henry Cornell
Title:	Vice President

[Signature Page to Amend. 2 to Reg Rights Agreement]

ANNEX A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

of

MRC GLOBAL INC.

Dated as of [—], 2012

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made as of [—], 2012, by and among MRC Global Inc., a Delaware corporation (the “Company”), the Persons listed on Schedule A hereto under the heading GSCP Members (the “GSCP Members”), the Persons listed on Schedule A hereto under the heading McJ Members (the “McJ Members”), the Persons listed on Schedule A hereto under the heading RM Members (the “RM Members”), the TM Members (as defined below) and the Persons listed from time to time as a “Holder” on Schedule A hereto.

1. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning set forth in Section 2.2(b).

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, however, that, for purposes hereof, neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

“Agreement” means this Registration Rights Agreement, as this agreement may be amended, modified, supplemented or restated from time to time after the date hereof.

“automatic shelf registration statement” has the meaning set forth in Section 2.4.

“Board” means the Board of Directors of the Company.

“Business Day” shall mean any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.

“Claims” has the meaning set forth in Section 2.9(a).

“Common Equity” means the common equity securities of the Company and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Common Equity Equivalents” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) shares of Common Equity or other equity securities of the Company (including, without limitation, any note or debt security convertible into or exchangeable for Common Equity or other equity securities of the Company).

“Company” has the meaning set forth in the preamble.

“Demand Exercise Notice” has the meaning set forth in Section 2.1(a)(i).

“Demand Registration” has the meaning set forth in Section 2.1(a)(i).

“Demand Registration Request” has the meaning set forth in Section 2.1(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Article 2, including, without limitation: (i) SEC, stock exchange or FINRA registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any other securities market on which the Common Equity is listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for the Participating Holder(s) (selected by the Majority Participating Holders), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter, (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities and (xi) expenses for securities law liability insurance and, if any, rating agency fees.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GSCP Members” has the meaning set forth in the preamble.

“Holder” or “Holders” means the GSCP Members, the McJ Members, the RM Members, the TM Members, any Person who is a party to this Agreement or any transferee of Registrable Securities to whom any Person who is a party to this Agreement shall assign or transfer any rights hereunder, provided that such transferee has agreed in writing to be bound by this Agreement in respect of such Registrable Securities.

“Initiating Holder(s)” has the meaning set forth in Section 2.1(a)(i).

“IPO” means the first underwritten public offering of the common stock of the Company to the general public pursuant to a registration statement filed with the SEC.

“Litigation” means any action, proceeding or investigation in any court or before any governmental authority.

“LLC Agreement” means the amended and restated limited liability company agreement of PVF, dated October 31, 2007, as amended from time to time.

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Manager” has the meaning set forth in Section 2.1(c).

“McJ Members” means the McJ Members and any other subsequent Holder who becomes a McJ Member pursuant to the terms of this Agreement and the LLC Agreement.

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Partner Distribution” has the meaning set forth in Section 2.1(a)(iii).

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or agency or other entity of any kind or nature.

“Piggyback Shares” has the meaning set forth in Section 2.3(a)(iii).

“Postponement Period” has the meaning set forth in Section 2.1(b).

“PVF” means PVF Holdings LLC, a Delaware limited liability company.

“PVF Distribution Date” means the first date on which any of the shares of Common Equity held by PVF have been distributed or otherwise transferred to the holders of equity interests in PVF.

“PVF Registration Rights Agreement” means the registration rights agreement to be entered into between PVF and the Company, substantially in the form of this Agreement, providing for registration rights for PVF in respect of its equity interests in the Company.

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” means (a) any shares of Common Equity held by the Holders at any time (including those held as a result of the conversion or exercise of Common Equity Equivalents) and (b) any shares of Common Equity issued or issuable, directly or indirectly in exchange for or with respect to the Common Equity referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto).

“RM Members” means the RM Members, and any other subsequent Holder who becomes an RM Member pursuant to the terms of this Agreement and the LLC Agreement.

“Rule 144” and “Rule 144A” have the meaning set forth in Section 4.3.

“SEC” means the Securities and Exchange Commission.

“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning set forth in Section 2.3(c).

“Securities Act” means the Securities Act of 1933, as amended.

“THNV” means Transmark Holdings N.V.

“TM Members” means THNV, Neil Wagstaff and Hugh Brown, and any other subsequent Holder who becomes a TM Member pursuant to the terms of this Agreement and the LLC Agreement.

“Valid Business Reason” has the meaning set forth in Section 2.1(b).

“WKSI” has the meaning set forth in Section 2.4.

2. Registration Rights.

2.1. Demand Registrations.

(a) (i) Subject to Sections 2.1(b) and 2.3, at any time and from time to time after the closing of the IPO, THNV or any GSCP Member shall have the right to require the Company to file one or more registration statements under the Securities Act covering all or any part of its and its Affiliates Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request by THNV or any GSCP Member pursuant to this Section 2.1(a)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, THNV or the GSCP Member(s) making such demand for registration being referred to as the “Initiating Holder(s)”). As promptly as practicable, but no later than five (5) Business Days after receipt of a Demand Registration Request, the Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to all other Holders of record of Registrable Securities.

(ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder(s) and (y) the Registrable Securities of any other Holder of Registrable Securities, which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within twenty (20) days after the receipt of the Demand Exercise Notice (or fifteen (15) days if, at the request of the Initiating Holder(s), the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

(iii) The Company shall, as expeditiously as possible, but subject to Section 2.1(b), use its reasonable best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, including a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”) and (y) if requested by the Initiating Holder(s), obtain acceleration of the effective date of the registration statement relating to such registration.

(iv) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder, to effect such Partner Distribution.

(b) Notwithstanding anything to the contrary in Section 2.1(a), the Demand Registration rights granted in Section 2.1(a) are subject to the following limitations: (i) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of one hundred and eighty (180) days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act; (ii)(x) the Company shall not be required to effect more than five (5) Demand Registrations for the GSCP Members (it being understood that if a single Demand Registration Request is delivered by more than one GSCP Member, the registration requested by such Demand Registration Request shall constitute only one Demand Registration), which number of requests shall be inclusive of any requests made by PVF after the IPO pursuant to the terms and conditions of the PVF Registration Rights Agreement, and (y) the Company shall not be required to effect more than one (1) Demand Registration for THNV; and (iii) if the Board, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction or event involving the Company or any of its subsidiaries (a “Valid Business Reason”), then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than three (3) months after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than three (3) months after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iii), the “Postponement Period”); and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until nine (9) months after the expiration of such Postponement Period.

If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (iii) above, the Company shall not, during the period of postponement or withdrawal, register any Common Equity, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three (3) months after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holder(s) shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iii) of Section 2.1(b) above.

(c) In connection with any Demand Registration, the Company shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with such registration and each other managing underwriter for such registration; provided that in each case, each such underwriter is reasonably satisfactory to the GSCP Members.

2.2. Piggyback Registrations.

(a) If, at any time after the IPO, the Company proposes or is required (pursuant to Section 2.1 or otherwise) to register any of its equity securities under the Securities Act (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company shall give prompt written notice (in any event within five (5) Business Days after receipt of notice of any exercise of demand registration rights by any Person) of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any such Holder, made within twenty (20) days following the receipt of any such written notice (or fifteen (15) days if the Company states that such registration will be on Form S-3) (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof, which may include a Partner Distribution), the Company shall, subject to Sections 2.2(c), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof, which may include a Partner Distribution) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto pursuant to a Form 8-K. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.

(b) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person, (i) authorized but unissued shares of Common Equity or shares of Common Equity held by the Company as treasury shares and (ii) any other shares of Common Equity which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder(s).

(c) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(d) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(e) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder.

2.3. Allocation of Securities Included in Registration Statement.

(a) If any requested registration made pursuant to Section 2.1 involves an underwritten offering and the Manager of such offering shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Majority Participating Holders, the Company shall use its reasonable best efforts to include in such registration:

(i) first, all Registrable Securities requested to be included in such registration by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(a) Sale Number; and

(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining Registrable Securities to be included in such registration shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

Notwithstanding anything in this Section 2.3(a) to the contrary, no employee shareholder of the Company will be entitled to include Registrable Securities in a registration requested by the GSCP Members or THNV pursuant to Section 2.1 to the extent the Manager of such offering shall determine in good faith that the participation of such employee shareholder would adversely affect the marketability of the securities being sold by the Initiating Holder(s) in such registration.

(b) If any registration made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company after the date hereof and the Manager (as selected by the Company) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

(i) first, all equity securities that the Company proposes to register for its own account;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; and

(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such registration shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement and the Manager (as selected by the Company or such other Person) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

(i) first, the shares requested to be included in such registration shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number;

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number,

the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d) If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.

2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible (but, in any event, within sixty (60) days after a Demand Registration Request in the case of Section 2.4(a) below):

(a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution), which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as any Participating Holder pursuant to such registration statement shall request (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Majority Participating Holders) and to one counsel for the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Majority Participating Holders or the underwriters, if any, shall reasonably object);

(b) (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for such period as any Participating Holder pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(c) furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e) promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f) comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g) (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(j) use its reasonable best efforts in any underwritten offering to obtain an opinion from the Company’s counsel and a “cold comfort” letter and updates thereof from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters (including, in the case of such “cold comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any;

(k) deliver promptly to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for any underwriter participating in any distribution to be effected pursuant to such registration statement and by any accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel, accountant or agent in connection with such registration statement;

(l) use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

(m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(n) use its reasonable best efforts to make available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in marketing the Registrable Securities in any underwritten offering;

(o) prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing of any free writing prospectus, provide copies of such document to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for the underwriters may reasonably request;

(p) furnish to counsel for each Participating Holder and to each managing underwriter, without charge, upon request, at least one copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(q) cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least three (3) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least three (3) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(r) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary and feasible to make any such prohibition inapplicable;

(s) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(t) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(u) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(v) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each Participating Holder as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

2.5. Registration Expenses.

(a) The Company shall pay all Expenses with respect to any registration of Registrable Securities pursuant to this Article 2, whether or not a registration statement becomes effective.

(b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Participating Holder.

2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to such underwriting agreement and no Person may participate in such registration unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

2.7. Limitations on Sale or Distribution of Other Securities.

(a) Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Equity, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days plus an extension period, which shall be no longer than 17 days, as may be reasonably requested by the managing underwriter to address FINRA regulations regarding the publishing of research, or such shorter period as the Company or any executive officer or director of the Company shall agree to (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Equity Equivalent), to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell any Common Equity (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days plus an extension period, which shall be no longer than 17 days, as may be reasonably requested by the managing underwriter to address FINRA regulations regarding the publishing of research, or such shorter period as the Company or any executive officer or director of the Company shall agree to.

(b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Common Equity, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Equity Equivalent), until a period of ninety (90) days plus an extension period, which shall be no longer than 17 days, as may be reasonably requested by the managing underwriter to address FINRA regulations regarding the publishing of research, shall have elapsed from the effective date of such previous registration; and the Company shall (i) so provide in any registration rights agreements hereafter entered into with respect to any of its securities and (ii) use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering to so agree.

2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

2.9. Indemnification.

(a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter or Qualified Independent Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b) Each Participating Holder (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto or any free writing prospectus are statements specifically relating to (a) the beneficial ownership of shares of Common Equity by such Participating Holder and its Affiliates and (b) the name and address of such Participating Holder. If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

(f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

3. Underwritten Offerings.

3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Participating Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement.

3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement.

4. General.

4.1. Suspension. During the period commencing on the closing date of the IPO and ending on the PVF Distribution Date, the Holders will not be entitled to request or demand registration of any Registrable Securities pursuant to the terms of this Agreement (including Sections 2.1 and 2.2).

4.2. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares of Common Equity which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares of Common Equity if in the reasonable judgment of (a) the GSCP Members or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s organizational documents in order to increase the number of authorized shares of capital stock of the Company. In any event, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.3. Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Equity or Common Equity Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

4.4. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

4.5. Amendments and Waivers. Any provisions of this Agreement may be amended, modified, supplemented or waived with the written approval of the Company and Holders holding a majority of the Registrable Securities then held by all Holders (which majority must include the GSCP Members, so long as any GSCP Member holds any Registrable Securities); provided, however, that (a) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the McJ Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the McJ Members will require the written approval of the GSCP Members and of the McJ Members holding a majority of the Registrable Securities then held by all McJ Members (such approval by the McJ Members not to be unreasonably withheld or delayed), (b) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the RM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the RM Members will require the written approval of the GSCP Members and of the RM Members holding a majority of the Registrable Securities then held by all RM Members (such approval by the RM Members not to be unreasonably withheld or delayed), and (c) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the TM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the TM Members will require the written approval of the GSCP Members and of the TM Members holding a majority of the Registrable Securities then held by all TM Members (such approval by the TM Members not to be unreasonably withheld or delayed). No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.

4.6. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile to the Company or to any GSCP Member, McJ Member, TM Member or RM Member at the address set forth below and to any subsequent holder of Units subject to this Agreement at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) Business Days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein); or on the next Business Day after deposit with an overnight courier, if sent by an overnight courier:

(i)	If to the Company, to:

MRC Global Inc.

2 Houston Center

909 Fannin, Suite 3100

Houston, Texas 77010

Attention: General Counsel

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Facsimile No.: (212) 859-4000

Attention: Robert C. Schwenkel, Esq.

(ii)	If to a GSCP Member:

c/o GS Capital Partners

200 West Street

New York, NY 10282

Facsimile:

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Facsimile No.: (212) 859-4000

Attention: Robert C. Schwenkel, Esq.

(iii)	If to a McJ Member, to:

McJunkin Red Man Corporation

835 Hillcrest Drive

Charleston, WV 25311

Attention: H.B. Wehrle III

with a copy to Michael H. Wehrle

Fax: (304) 348-1557

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Benjamin F. Stapleton III

Fax: (212) 558-3588

(iv)	If to the TM Members, to:

c/o Gerard Krans

Belgischeplein 13

2587 AP Den Haag

The Netherlands

Fax: + 31 20 404 9367

and

Neil Wagstaff

25 Hopgrove Lane South

York

Y08E 9TG

United Kingdom

and

Hugh Brown

Langland House

17 Park Road

Menston

Ilkley

LS29 6LS

United Kingdom

with copies to:

Holland & Knight LLP

100 North Tampa Street, Suite 4100

Tampa, Florida US 33602

Attention: Robert J. Grammig

Fax: (813) 229-0134

and

Allen & Overy LLP

Apollolaan 15

1077 AB Amsterdam

The Netherlands

Attention: Johan Kleyn

Fax: +31 20 674 1034

and

DLA Piper UK LLP

Princes Exchange

Princes Square

Leeds

LS1 4BY

United Kingdom

Attention: Wendy Harrison

Fax: 44 (0) 113 369 2499

(v)	If to a RM Member, to:

c/o Craig Ketchum

8023 East 63rd Place

Suite 800

Tulsa, Oklahoma 74133

Fax: (918) 461-5375

with a copy to:

Baker Botts L.L.P.

30 Rockefeller Plaza, 44th Floor

New York, NY 10112

Attention: Lee D. Charles, Esq. and Marc A. Leaf, Esq.

Fax: (212) 259-2505 and (212) 259-2597

4.7. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Holder and his, her and its respective successors, permitted assigns, heirs and personal representatives, personal representatives and assigns of the parties hereto, whether so expressed or not. This Agreement may not be assigned by the Company, without the prior written consent of the GSCP Members. The parties hereto and their respective successors may assign their rights under this Agreement, in whole or in part, to any purchaser of shares of Registrable Securities held by them.

4.8. Entire Agreement. This Agreement and the writings referred to herein or delivered pursuant hereto which form a part hereof constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

4.9. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the personal jurisdiction of the courts of the State of Delaware located in the County of New Castle and the Federal courts of the United States of America located in the County of New Castle solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court located in the County of New Castle. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.6 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY

CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.9.

4.10. Interpretation; Construction

(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

4.11. Counterparts. This Agreement may be executed in separate counterparts (including by facsimile), all of which taken together shall constitute one and the same agreement.

4.12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts of the State of Delaware located in the County of New Castle and the Federal courts of the United States of America located in the County of New Castle, this being in addition to any other remedy to which such party is entitled at law or in equity.

4.14. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Schedule A

GSCP Members

GSCP V Investment

GS Capital Partners V Fund, L.P.

GS Capital Partners V Offshore Fund, L.P.

GS Capital Partners V Institutional, L.P.

GS Capital Partners V GmbH & Co. KG

GSCP VI Investment

GS Capital Partners VI Fund, L.P.

GS Capital Partners VI Offshore Fund, L.P.

GS Capital Partners VI Parallel, L.P.

GS Capital Partners VI GmbH & Co. KG

McJ Members

E. Gaines Wehrle

Michael Herscher Wehrle

M. Chilton Wehrle Mueller

Katherine Schilling Wehrle 3

Peter L. Kend and Henry Cornell, as Trustees of The Katherine Schilling Wehrle 2010 Family Trust

H. B. Wehrle, III

Helen Lynne Wehrle—Zande 3

Helen Lynne Wehrle—Zande Grantor Retained Annuity Trust FBO Stephen A. Zande

Helen Lynne Wehrle—Zande Grantor Retained Annuity Trust FBO Anthony Louis Zande II

Stephen D. Wehrle

Elizabeth M. Wehrle 3

H.P. McJunkin, Jr.

H. B. Wehrle, Jr. 3

David G. Huffman, Jr. Trustee of the Huffman Family Trust Dated 6/21/95

H.B Wehrle foundation

Martha Gaines and Russell Wehrle Memorial Foundation

Rebecca Huffman Ruegger

Anne Brittain Taylor DDS

Jerry McJunkin Huffman

Mary S. Huffman

Anne Schilling Briber

Dr. James Enoch McJunkin

Frank E. Briber, Jr GRAT of June 18, 2009

Dr. Brittain McJunkin

Michael H. Wehrle Trustee for Philip Noyes Wehrle

Thomas N. McJunkin

Michael H. Wehrle, Custodian for Martha Melina Wehrle

Peter Kend, custodian for Samuel Russel Kend

Peter Kend, custodian for Sydney Elizabeth Kend

Cody Mueller, custodian for Gaines Stockton Mueller

Cody Mueller as custodian for Darcy Chilton Mueller

Cody Mueller as custodian for Cannon Schilling Mueller

Cody Mueller as custodian for Georgiana Tays Mueller

Sarah Ruegger Gunther

Philip T. Ruegger, III

Philip Brittain Ruegger

Michael Gibson Ruegger

Alison F. Tomlinson Trust

Elizabeth M. Wehrle Trustee Colin Andrew Miller U/A DTD 10-1-87

Elizabeth M. Wehrle Trustee Elizabeth Lynne Miller U/A 9-1-89

Anne Lee Huffman

David Andrew Huffman

John F. Allevato, Trustee of the Lyndsay Wehrle Irrevocable Trust dated May 18, 2011

Stephen D. Wehrle Trustee for Michael T S Wehrle

Dr. A. B. Taylor Custodian for Jessica Lee Taylor

Dr. A. B. Taylor Custodian for Laura Reynolds Taylor

Dr. A. B. Taylor Custodian for Ashley Schilling Taylor

Grace H. McGrath as Trustee of the Grace H. McGrath Separate Property Trust Dated March 2, 2010

Bruce N. Hitchman

Eve A. Carter

Joseph M. Hitchman

H. R. Hill & Carolyn S. Hill

Katherine Han Needles McJunkin

Jill McJunkin Reyes

Robert W. Moffatt

Ryan Philip McJunkin

Carter Brittain McJunkin

Jonathan L. McJunkin

Brittain M. Briber

Rebecca F. Briber

Allison Hill McJunkin

Jennifer Callen McJunkin

T. D. Kauffelt

Karen Dunn Huffman

Harry I. Mallory

Mary Lou Patrick McJunkin

F. T. Graff, Jr.

Judith Hamrick McJunkin

Sandra G. Graff

Russell L. Isaacs

Callen Jones McJunkin

Jameson McJunkin

Kasey Craig McJunkin

Patricia S. Casdorph

H. Douglas Preble and Mrs. Betty Jean Preble

Sharon M. Wehrle

E. K. Ware, II

Oleta Irene Milam

Lavone Ebersole

Anthony L. Zande

Matthew B. Miller

Cecilia H. Wehrle

Laura Stone Wehrle

Annie Belanger as Trustee of The Gaines Wehrle 2008 Family Trust

Matthew Miller, as trustee of the Wehrle-Miller 2008 GRAT, dated May 6, 2008

Frank E. Briber, JR, Frank E. Briber,III and Anne Schilling Briber, as Trustees of the Anne McJunkin Briber Family Trust

Frank E. Briber, Jr., Frank E. Briber, III, and Anne Schilling Briber, as Trustees of the Frank E. Briber, Jr. Marital Trust

Number One

Michael Cody Mueller and Michael Herscher Wehrle as Trutsees of The Mueller 2006 Family Trust

Jerry M. Huffman c.f William M. Huffman, UTMA

Jerry M. Huffman c.f. Theresa J. Huffman, UTMA

Laura Krum, Trustee of the Huffman Irrevocable Trust, Dated March 12, 2008

David Fox, III Irrevocable Trust for Children

Stephen G. Fox Irrevocable Trust for Children

Stephen Goodman Fox Revocable Living Trust

Steven G. Park

John J. Limer

Stephen D. Cassell

RM Members

CSK, LLC (Craig Ketchum)

Betts, LLC (Betty Ketchum)

BGJC, LLC (Brian Ketchum)

KBK, LLC (Kevin Ketchum)

KSKN, LLC (Kent Ketchum)